UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2012

VAMPT AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53998	98-0485668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2212 Queen Anne Avenue N., Seattle, WA 98109
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 508-6149

Coronado Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws

On June 14, 2012, we filed Articles of Merger with the Nevada Secretary of State to give effect to a name change from “Coronado Corp.” to “Vampt America, Inc.” The name change is currently in review with the Financial Industry Regulatory Authority (“FINRA”).  We will announce the completion of FINRA review and the effectiveness of these changes on the market by filing a Current Report on Form 8-K.

We are changing our name pursuant to an agreement and plan of merger, approved by our directors on May 16, 2012, to merge with and into our wholly-owned subsidiary Vampt America, Inc., a Nevada corporation that was formed solely for the purpose of effecting the name change.

Item 9.01     Financial Statements and Exhibits

3.1     Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAMPT AMERICA, INC.

/s/ Richard Ikebuchi
Richard Ikebuchi
President and Director
Date: June 18, 2012